POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS that Randall P. Martin, whose whose signature appears below, hereby constitutes and appoints Michael B. Orkin as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of the Caldwell & Orkin Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Given and signed in Atlanta, Georgia on August 23, 2000.
By: /s/ Randall P. Martin Randall P. Martin

POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Michael B. Orkin as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of the Caldwell & Orkin Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Given and signed in Atlanta, Georgia on August 14, 1998.
By: /s/ Frederick T. Blumer Frederick T. Blumer	By: /s/ David L. Eager David L. Eager
By: Robert H. Greenblatt	By: /s/ Henry H. Porter, Jr. Henry H. Porter, Jr.

POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Michael B. Orkin as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of the Caldwell & Orkin Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Given and signed in New York City, New York on August 14, 1998.
By: Frederick T. Blumer	By: David L. Eager
By: /s/ Robert H. Greenblatt Robert H. Greenblatt	By: Henry H. Porter, Jr.